UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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DAILY JOURNAL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DAILY JOURNAL CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held September 10, 2014

To the Shareholders of

DAILY JOURNAL CORPORATION

The Annual Meeting of Shareholders of Daily Journal Corporation (the “Company”) will be held at 949 E. 2nd Street, Los Angeles, California 90012 on Wednesday, September 10, 2014, at 10:00 a.m., Los Angeles time. The purpose of the Annual Meeting is to consider and vote upon the following matters, as more fully described in the accompanying Proxy Statement which is attached hereto and incorporated herein:

(1)	Election of a Board of Directors.

(2)	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the current fiscal year.

(3)	Advisory vote to approve the Company’s executive compensation.

(4)	Such other matters as may properly come before the meeting.

The Board of Directors has fixed the close of business on July 14, 2014 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.

IMPORTANT NOTICE REGARDING THE AVAILABLITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING

TO BE HELD ON SEPTEMBER 10, 2014

This Notice of Annual Meeting of Shareholders, the accompanying Proxy Statement and the Company’s Annual Report for the fiscal year ended September 30, 2013 may be viewed and printed from the Company’s website at proxy.dailyjournal.com.

By Order of the Board of Directors

/s/ Michelle Stephens
Michelle Stephens
Secretary

July 25, 2014

IMPORTANT

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN, AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

DAILY JOURNAL CORPORATION

915 E. 1st Street

Los Angeles, California 90012

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

September 10, 2014

Your proxy in the enclosed form is solicited by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on September 10, 2014 at 949 E. 2nd Street, Los Angeles, California 90012 at 10:00 a.m., and at any adjournment thereof. Each properly executed proxy received prior to the Annual Meeting will be voted as directed, but, if not otherwise specified, proxies will be voted (1) for the election of the nominees for directors named in this Proxy Statement, (2) to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the current fiscal year, and (3) for approval, on an advisory basis, of the compensation of the Company’s executive officer. As to any other business which may properly come before the meeting and be submitted to a vote of shareholders, proxies received by the Board of Directors will be voted in accordance with the discretion of the holders thereof.

Each shareholder has the right to revoke his proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company at 915 E. 1st Street, Los Angeles, California 90012, a written revocation or a properly executed proxy bearing a later date, or by voting in person.

The Company will bear the cost it contracts for in the solicitation of proxies. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, fax or e-mail by officers, directors and other employees of the Company (none of whom will receive additional compensation therefor). The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send or cause to be sent proxy materials to, and obtain proxies from, such beneficial owners, and, on request, will reimburse such holders for their reasonable expenses in so doing.

The close of business on July 14, 2014 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Shares of Common Stock, of which 1,380,746 were outstanding on July 14, 2014, are the only voting securities of the Company. A majority of the Company’s outstanding shares of Common Stock as of July 14, 2014 must be represented in person or by proxy to constitute a quorum for the Annual Meeting. All shares represented in person or by proxy, regardless of the nature of the vote, the indication of abstention or the absence of a vote indication, including broker non-votes, will be counted to determine the number of shares represented at the meeting. This Proxy Statement and the enclosed form of proxy were first mailed to shareholders on or about July 25, 2014.

ELECTION OF DIRECTORS

(Item 1 on the Proxy Card)

The Bylaws of the Company permit from three to five members on the Board of Directors. Presently, five directors serve on the Board. The directors are elected annually and serve until the next annual meeting of shareholders and the election of their successors.

The independent members of the Board of Directors have nominated for election the five nominees listed below. Shareholders have cumulative voting rights in the election of directors. This means that each shareholder has the right to cast a number of votes equal to his number of shares of Common Stock multiplied by the number of directors to be elected, and to cast all of such votes for one nominee or distribute such votes among two or more nominees as he chooses. The right to vote cumulatively is dependent on a shareholder’s giving notice of his intention to cumulate his votes either to an officer of the Company in writing 48 hours before the meeting or by an announcement during the meeting before the voting for directors commences. Once such notice is given, all other shareholders entitled to vote at the meeting will be without further notice entitled to cumulate their votes. Unless otherwise instructed, the persons named in the accompanying form of Proxy will vote the proxies for the five nominees listed below, reserving the right, however, to cumulate such votes and to distribute them among the nominees at their discretion.

Directors are elected by a plurality of the votes cast by the shares entitled to vote thereon. Abstentions are not counted as votes cast in favor of any nominee. Broker non-votes (which occur when a broker or nominee does not receive voting instructions from the beneficial owner and does not have discretion under applicable rules to direct the voting of the shares, such as in the election of directors and the advisory vote to approve the Company’s executive compensation) will not affect the outcome.

The Board of Directors of the Company does not contemplate that any of the following nominees will become unavailable prior to the meeting, but if any such persons should become unavailable, proxies will be voted for such other nominees as may be selected by the Company’s independent directors.

Director Nominees

Below is certain information about each nominee for election to the Company’s Board of Directors:

Name	Age	Principal Occupation Last Five Years

Charles T. Munger	90

Mr. Munger has been Chairman and a director of the Company since 1977. He also serves as Vice Chairman and a director of Berkshire Hathaway Inc., a holding company with interests in insurance companies, corporations engaged in the retail sale of consumer goods, a manufacturer of premium candies, various other manufacturers, the publisher of The World Book Encyclopedia and a newspaper, the Buffalo News. Mr. Munger was also Chairman of the Board of Directors of Wesco Financial Corporation, which owns an insurance company, a furniture rental business and a specialty steel distribution company, prior to its acquisition by Berkshire Hathaway in June 2011. Mr. Munger is a director of COSTCO Wholesale Corporation, a discount merchant.

		Qualifications and Skills: The Company benefits from Mr. Munger’s leadership for numerous reasons, not the least of which are his experience and abilities as a successful investor, and his focus on creating long-term growth in shareholder value.

Name	Age	Principal Occupation Last Five Years

J.P. Guerin	84	Mr. Guerin has been Vice Chairman and a director of the Company since 1977. Mr. Guerin is a private investor.

		Qualifications and Skills: Mr. Guerin has approximately 50 years of experience in business, working with both private and public companies. During that time, he has served on the boards of directors of more than 20 private and public companies. The Company benefits immensely from that experience, as well as his financial expertise, which qualifies him as the Company’s “audit committee financial expert.”

Gerald L. Salzman	75	Mr. Salzman was elected to the Board of Directors and became President of the Company in 1986. Mr. Salzman also acts as Chief Executive Officer, Chief Financial Officer, Treasurer and Assistant Secretary of the Company.

		Qualifications and Skills: Mr. Salzman offers the Company a unique broad range of skills, which together are invaluable. Few individuals would be capable of serving as the principal executive officer, principal financial officer and principal accounting officer of a public corporation. Having served the Company for more than 30 years, Mr. Salzman has a deep understanding of the Company’s businesses and their evolution over time.

Peter D. Kaufman	59	Mr. Kaufman joined the Board of Directors in 2006. Mr. Kaufman is Chairman and Chief Executive Officer of Glenair, Inc., a privately held manufacturer of electrical and fiber optic components and assemblies for the aerospace industry. He has served in various capacities at that company since 1977. He was also a director of Wesco Financial Corporation until its acquisition by Berkshire Hathaway in June 2011.

		Qualifications and Skills: Mr. Kaufman has many years of practical experience as a chief executive officer, and he specializes in fostering a business culture that motivates and retains exceptional employees. His background in accounting also makes him a valuable member of the Company’s audit committee.

Gary L. Wilcox	67	Dr. Wilcox joined the Board of Directors in 2012. Dr. Wilcox has been the Chairman and CEO of Cocrystal Pharma, Inc., a publicly traded biotechnology company developing new treatments for viral diseases, since January 2014. Dr. Wilcox has also been the Chairman since 2007 and CEO since 2008 of Cocrystal Discovery, Inc., a private therapeutic drug discovery and development company. From 1993 until 2007, he was Executive Vice President, Operations and a director of Icos Corporation, a publicly traded biotechnology company.

		Qualifications and Skills: Dr. Wilcox has extensive experience building and growing start-up ventures into successful public companies. His guidance is expected to be particularly helpful as the Company works to expand its case management software business. Dr. Wilcox has also served on other public company boards and has experience both as a CEO and as an operational executive.

Proxies given without instructions will be voted FOR the nominees listed above.

CORPORATE GOVERNANCE

The Board of Directors has determined that Messrs. Guerin, Kaufman and Wilcox are “independent” in accordance with NASDAQ Marketplace Rule 4200. Accordingly, a majority of the members of the Board of Directors are independent, as required by NASDAQ Marketplace Rule 4350(c)(1).

The Board of Directors has two standing committees: the audit committee and the compensation committee, both consisting of Messrs. Guerin, Kaufman and Wilcox. During the fiscal year ended September 30, 2013, the Board of Directors held six meetings. The audit committee and the compensation committee each held three meetings during the fiscal year. Each director attended all of the meetings of the Board and any committee of which he was a member. The Company does not require its directors to attend the Annual Meetings of Shareholders, but all of the Company’s directors attended the 2013 Annual Meeting.

   Audit Committee

The audit committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”) and is responsible for assisting the Board in fulfilling its responsibilities as they relate to the Company’s accounting policies, internal controls, and financial reporting practices. The audit committee operates in accordance with a written charter that is not available on the Company’s website, but that is attached as Appendix A to this proxy statement. The Board of Directors has determined that Mr. Guerin is an “audit committee financial expert,” as that term is used in Item 407 of Regulation S-K promulgated under the Exchange Act. The Board of Directors has also determined that Mr. Guerin is independent even though he falls outside the “safe harbor” definition set forth in Rule 10A-3(e)(1)(ii) under the Exchange Act because he owns in excess of 10% of the Company’s common stock. Among other things, the Board considered Mr. Guerin’s history of service and the percentage of common stock held by others, and it determined that he is not an “affiliated person” of the Company who would be ineligible to serve on the audit committee. The Board of Directors believes that each of Messrs. Guerin, Kaufman and Wilcox is independent under NASDAQ Marketplace Rule 4200, meets the criteria for independence set forth in Rule 10A-3 under the Exchange Act and satisfies the other audit committee membership requirements specified in NASDAQ Marketplace Rule 4350(d)(2)(A).

   Compensation Committee

The compensation committee is responsible for determining the compensation of the Company’s Chief Executive Officer and all of its other executive officers, if any. As required by NASDAQ Marketplace Rules, the compensation committee operates under a written charter attached as Appendix B to this proxy statement. The Company’s only executive officer, Gerald L. Salzman, does not determine or recommend the amount or form of his compensation or of any director’s compensation. The compensation committee relies on its own good judgment in carrying out its duties and does not waste shareholder money on compensation consultants. The compensation committee may form and delegate authority to subcommittees as it deems appropriate.

   Nominations

There is no standing nominating committee, but the Company’s independent directors are responsible for selecting nominees for election to the Board of Directors. The Company believes that its independent directors are able to fully consider and select appropriate nominees for election to the Board without operating as a formal committee or pursuant to a written charter. For this same reason, the Company does not have a formal policy by which its shareholders may recommend director candidates, but the independent directors will certainly consider candidates recommended by shareholders. A shareholder wishing to submit such a recommendation should send a letter to the Secretary of the Company at 915 E. 1st Street, Los Angeles, California 90012. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Director Nominee Recommendation.” The letter must identify the author as a shareholder and provide a brief summary of the candidate’s qualifications, as well as contact information for both the candidate and the shareholder. At a minimum, candidates for election to the Board must meet the independence requirements of NASDAQ Marketplace Rule 4200 and Rule 10A-3 under the Exchange Act. Candidates should also have relevant business and financial experience, and they must be able to read and understand fundamental financial statements. Candidates recommended by shareholders will be evaluated in the same manner as candidates recommended by anyone else, although the independent directors may prefer candidates who are personally known to the existing directors and whose reputations are highly regarded. The independent directors will consider all relevant qualifications as well as the needs of the Company in terms of compliance with NASDAQ listing standards and Securities and Exchange Commission rules.

   Board Leadership Structure and Role in Risk Oversight

Separate individuals currently hold the positions of Chairman and Chief Executive Officer, and Mr. Munger, who serves as Chairman, is not an employee. As Chairman, Mr. Munger leads the Board of Directors and coordinates the Board’s activities, including the setting of relevant agenda items for Board meetings (in consultation with Mr. Salzman, the Chief Executive Officer). The Company believes this structure provides an appropriate allocation of leadership responsibilities and an effective way for the Board to carry out its obligations on behalf of shareholders.

The full Board of Directors is responsible for managing the material risks facing the Company. Certain oversight responsibilities that touch on the risks facing the Company have been delegated to the audit committee and compensation committee in the ordinary course, but Mr. Salzman reports to the full Board, and the full Board participates in the discussion and management of any material risks. On an annual basis, and more frequently as deemed appropriate, the Board evaluates with Mr. Salzman the overall risks facing the Company, including risks to its business and to its internal operations, as well as possible actions that may be taken to address those risks. As described later in this Proxy Statement, the Company has designed its executive compensation program to align the interests of Mr. Salzman with those of the shareholders, and the Company does not believe that its executive compensation arrangements, plans, programs and policies are likely to pose a material risk or otherwise have a material adverse effect on the Company.

   Shareholder Communication with the Board of Directors

Shareholders who wish to communicate with the Board of Directors or with a particular director may send a letter to the Secretary of the Company at 915 E. 1st Street, Los Angeles, California 90012. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication” or “Shareholder-Director Communication.” All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

 Code of Ethics

The Company has adopted a Code of Ethics that applies to all directors, officers and employees of the Company. The Code of Ethics was attached as an exhibit to the Company’s annual report on Form 10-K for the fiscal year ended September 30, 2009.

   Related Person Transactions

In accordance with the audit committee’s charter, any related person transaction that the Company would be required to disclose pursuant to Item 404(a) of Regulation S-K must be reviewed and approved by the audit committee. The audit committee also reviews and approves certain other transactions between the Company and related persons or their family members. The audit committee will approve transactions that it believes are in the best interests of shareholders using its judgment and based on the facts and circumstances of each situation.

The Company utilizes the software consulting services of Jon Darin Salzman, the son of the Company's President, Gerald L. Salzman.  In fiscal 2013, he billed the Company approximately $94,000 for about 1,450 hours of software consulting work, and aggregate payments are expected to be at approximately the same rate in fiscal 2014. The Company also utilizes the software consulting services of FC Flamingo, LLC, a company owned by Riley Guerin, the son of our director, J.P. Guerin. In fiscal 2013, the Company paid approximately $35,000 to FC Flamingo for providing various consulting services to the Company and about $6,000 to Riley Guerin as an employee prior to his forming the FC Flamingo consulting firm. The aggregate payments to FC Flamingo are expected to be approximately $160,000 in fiscal 2014. The audit committee approved these transactions for fiscal 2013 and has approved them again for fiscal 2014.

Compensation Committee Interlocks and Insider Participation

All members of the compensation committee served throughout fiscal 2013, and no member was part of a “compensation committee interlock” as defined in the Securities and Exchange Commission rules. In addition, Mr. Salzman, our only executive officer, did not serve as a director or member of the compensation committee of another entity that would constitute a compensation committee interlock.

EXECUTIVE COMPENSATION

 Summary Compensation Table

The following table sets forth compensation paid by the Company during the last two fiscal years to Gerald L. Salzman, who is the only executive officer of the Company.

Summary Compensation Table

Annual Executive Compensation in Fiscal 2011 – 2013

	Fiscal Year	Salary	Bonus	Non-Equity Incentive Plan Compensation(1)	Total
Gerald L. Salzman	2013	$250,000	$542,080	$241,240	$1,033,320
Chief Executive Officer,	2012	250,000	635,320	701,520	1,586,840
President, Chief Financial	2011	250,000	400,000	1,090,760	1,740,760
Officer, Chief Accounting
Officer, Treasurer and
Assistant Secretary

(1)

All amounts were paid pursuant to the Company’s Management Incentive Plan. Mr. Salzman has received certificates entitling him to a designated share (currently 8.2%) of the Company’s income before taxes and certain other items on a consolidated basis. In fiscal 2013, Mr. Salzman received a certificate entitling him to .55% of such earnings for the current and the next nine years. (The .55% awarded in fiscal 2013 replaced an earlier awarded certificate which terminated with a final payment in fiscal 2012.) Mr. Salzman’s 2013 certificate resulted in a payment of $16,300 for fiscal 2013.

 Compensation Discussion and Analysis

The compensation for Mr. Salzman consists of three elements: base salary, year-end bonus and participation in the Management Incentive Plan. Salary and bonus payments are primarily designed to reward current and past performance, while awards granted pursuant to the Management Incentive Plan are aimed at providing incentives for long-term future profitability of the Company. In determining the amount and form of compensation to be paid or awarded in 2013, the compensation committee considered the Company’s overall performance over a period of years, rather than constructing a guideline or formula based on any particular performance measured in a single year. The compensation committee also recognized that Mr. Salzman serves in several executive capacities. Mr. Salzman currently serves as the Company’s chief executive officer, president, chief financial officer, chief accounting officer, treasurer and assistant secretary. In addition, the compensation committee considered the results of the advisory vote held at the Company’s 2011 Annual Meeting, in which a vast majority of shareholders approved the Company’s executive compensation program, in deciding to maintain the company’s executive compensation program on substantially the same terms as the past several years.

Mr. Salzman’s base salary remained $250,000, or the same as the amounts paid in each fiscal year since 1992. The compensation committee believes that the amounts of base salary (which will be continued at the same level for fiscal 2014) have been warranted by the Company’s financial performance, and by Mr. Salzman’s personal performance. While the compensation committee did not undertake a comparison of Mr. Salzman’s compensation to amounts paid by other companies to their chief executive officers, the committee members did utilize in their determination of Mr. Salzman’s compensation their collective current and past experience as directors and executive officers of numerous companies, and their subjective judgments about the performance of the Company and Mr. Salzman in light of the highly competitive market conditions in the publishing and case management software businesses.

Mr. Salzman’s bonus reflects the same $400,000 bonus that he has received in past years. In each of 2012 and 2013, his bonus also included the incremental amount of money that he would have been entitled to receive under his Management Incentive Plan certificates had the other-than-temporary impairment losses on marketable securities in 2012 and 2013 been excluded.  The Board did not think it would be fair to hold Mr. Salzman responsible for the losses associated with the investment portfolio that the accounting rules required the Company to book, given that the securities are not within his responsibility and he will not participate in the ultimate profits or losses generated by the securities. The non-equity incentive plan compensation column in the Summary Compensation Table above reflects Mr. Salzman’s supplemental compensation payout under the Management Incentive Plan based on the Company’s earnings before taxes, workers’ compensation expenses and supplementation compensation expenses.

The Company has no stock option plans, retirement plans, deferred compensation plans, disability insurance programs or traditional perquisites (other than health insurance and a life insurance policy, which are offered to all full-time employees). It instead maintains the Management Incentive Plan, which is designed to link compensation to the performance of the Company by granting to Mr. Salzman and other participants a percentage of income before taxes, workers’ compensation expenses, and supplemental compensation expenses in the current year and each of the next nine years subsequent to the grant, provided they continue working for the Company or are retired (and not competing with any of the Company’s businesses) and have worked for the Company until age 65. If a participant dies while any of his or her certificates remain outstanding, future payments under those certificates will be made to the deceased participant’s beneficiaries. The Management Incentive Plan has three different kinds of certificates entitling participants to a share of the Company’s earnings related to their core responsibilities. Participants who work in the Company’s traditional publishing business are eligible to receive “Daily Journal Non-Consolidated Certificates,” while those working for Sustain Technologies, Inc. are eligible to receive “Sustain Certificates.” During fiscal 2012, the Company added a supplemental Addendum to the Sustain Certificate. This Addendum defines how the value of Sustain Certificates will be paid upon a triggering event such as a sale of Sustain or an initial public offering. Mr. Salzman and other participants with responsibilities for the entire business are eligible to receive “Daily Journal Consolidated Certificates.” Employees and consultants of New Dawn Technologies, Inc. and ISD Technologies, Inc. were not eligible to participate in the Management Incentive Plan, but going forward they will be.

In fiscal 2015, the Company expects to combine Sustain, New Dawn and ISD into one company, and then employees and consultants of the combined entity will be able to participate in new “Technology Company Certificates.” Payouts under the Technology Company Certificates will be calculated based on the pretax income of the new technology company before supplemental compensation expenses, workers’ compensation expenses, intangible amortizations and goodwill impairment. The Technology Company Certificates will also have the same Addendum that was added to the Sustain Certificates in 2012, and all of the Sustain Certificates will be converted into Technology Company Certificates on an equitable basis. Also in fiscal 2015, the calculation of payouts under the Daily Journal Non-Consolidated Certificates will be based on the pretax earnings of the traditional publishing business before supplemental compensation expenses, workers’ compensation expenses, financing costs of the non-traditional business activities and any write-downs of unrealized losses on investments. The calculation of payouts under the Daily Journal Consolidated Certificates is not changing.

The compensation committee recognizes that a significant portion of the compensation paid pursuant to the Management Incentive Plan relates to “certificates” earned under the Plan in prior years, with future payments entirely dependent on earnings. Non-negotiable certificates specifying the designated share of earnings are given to participants as evidence of their participation in the Management Incentive Plan. Certificates are awarded on the basis of participant performance. The aggregate supplemental compensation awarded under the Management Incentive Plan to all participants in fiscal 2013 was $592,360. That compares to an aggregate of $1,215,020 awarded under the plan in fiscal 2012 and $1,639,240 in 2011.

The compensation committee believes the Management Incentive Plan is preferable to a conventional stock option plan. As a mechanism for compensation, a stock option plan is capricious, as individuals awarded options in a particular year would ultimately receive too much or too little compensation for reasons unrelated to their performance. Such variations could cause undesirable effects, as participants receive different results for options awarded in different years. In addition, a conventional stock option plan would fail to properly weigh the disadvantage to shareholders through dilution. The Management Incentive Plan was implemented in combination with repurchases of the Company’s stock to reduce the dilution to earnings per share caused by grants under the Management Incentive Plan. At September 30, 2013, 66,000 units for Daily Journal Non-Consolidated Certificates, 143,500 units for Sustain Certificates and 148,000 units for Daily Journal Consolidated Certificates were outstanding under the Management Incentive Plan, while 424,307 shares of the Company’s common stock have been repurchased since the commencement of the Management Incentive Plan.

Grants of Plan-Based Awards During Fiscal 2013

Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (a)
Name	Grant Date	Type of Award	Award Description	Threshold	Target	Maximum

Mr. Salzman	9/6/2013	MIP Units	.55% of pre-tax earnings

(a) There are no threshold, target or maximum amounts, because the actual amount earned by Mr. Salzman will depend on the actual pre-tax earnings of the Company in a given year.

After considering the amount of the certificates previously granted to Mr. Salzman under the Management Incentive Plan, the compensation committee granted to Mr. Salzman an additional certificate entitling him to receive approximately .55% ($16,300 in fiscal 2013) of the earnings of the Company. Certificates awarded to Mr. Salzman in earlier years of the Management Incentive Plan began to expire after fiscal 1997, and those certificates expiring in fiscal 2013 were for .55% of earnings. Accordingly, the award in fiscal 2013 essentially replaced an identical expiring award and maintained Mr. Salzman’s interest in the earnings of the Company at 8.2% ($241,240 in fiscal 2013), where it has been since fiscal 1997. The compensation committee has awarded Mr. Salzman a certificate for fiscal 2014 equal to approximately .66% of the Company’s earnings in 2014 and in each of the next nine years (again, replacing an identical expiring award), subject to the discretion of the committee to reduce that percentage prior to the payout for 2014. The compensation committee will continue to examine the appropriate amount of future grants to Mr. Salzman in light of the Company’s financial performance and the expiration, or expected expiration, of a substantial portion of the certificates Mr. Salzman currently holds. Absent substantial changes in Mr. Salzman’s performance or the performance of the Company, the compensation committee’s working assumption is that it will make future grants that maintain Mr. Salzman’s interest in the earnings of the Company at 8.2%.

Mr. Salzman does not have an employment contract with the Company, nor is he otherwise entitled to any sort of special payment in connection with his termination or a change in control of the Company.

Compensation of Directors

Messrs. Munger, Guerin and Salzman receive no fees for serving on the Company’s Board of Directors. The other directors each receive a yearly stipend of $5,000. The Company also reimburses directors for travel and other expenses incident to service, but it provides no other compensation or perquisites. Non-employee director compensation for 2013 is summarized in the following table:

Non-Employee Director Compensation

Name	Fees earned or paid in cash	All other compensation	Total
Charles T. Munger	$0	$0	$0
J.P. Guerin	0	0	0
Peter D. Kaufman	5,000	0	5,000
Gary L. Wilcox	5,000	0	5,000

COMPENSATION COMMITTEE REPORT

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis contained herein with management, and based upon that review and discussion, the compensation committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement, which is filed with the Securities and Exchange Commission pursuant to Section 14(a) of the Securities Exchange Act of 1934. Submitted by the members of the compensation committee:

J. P. Guerin
Peter D. Kaufman
Gary L. Wilcox

AUDIT COMMITTEE REPORT

The Company’s audit committee has reviewed and discussed the audited financial statements with the Company’s management and has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by SAS 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and by the Company’s audit committee charter. The audit committee has received written disclosures and the letter from the Company’s independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm its independence.

Based on this review and these discussions, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year. Submitted by the members of the audit committee:

J. P. Guerin
Peter D. Kaufman
Gary L. Wilcox

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of June 17, 2014 the names and holdings of those persons known to the Company to be beneficial owners of more than 5% of its Common Stock, the holdings of each director and nominee for director, and the holdings of all directors and executive officers as a group. Each person has sole investment and voting power, except where indicated otherwise.

Beneficial Owner	Amount Beneficially Owned		Percent of Class

Charles T. Munger	51,274	(1)	3.7
J.P. Guerin	215,744	(2)	15.6
The Guerin Family Trust	165,744	(3)	12.0
RWWM Inc.	225,210	(4)	16.3
Richard D. Esbenshade	135,097	(5)	9.8
Gerald L. Salzman	31,636	(6)	2.3
Peter D. Kaufman	None		-
Gary L. Wilcox	None		-
All directors and executive officers as a group (five persons)	298,654	(7)	21.6

(1)

Mr. Munger exercises sole investment and voting power with respect to 50,000 shares that he owns personally, and with respect to another 1,274 shares held by a trust for which Mr. Munger is the trustee but not a beneficiary.

(2)

215,744 shares are held by The Guerin Family Trust and another trust for which Mr. Guerin is a trustee and a beneficiary. Mr. Guerin’s and the trusts’ business address is 355 South Grand Avenue, Suite 1710, Los Angeles, California 90071.

(3)	Mr. Guerin is a trustee and a beneficiary of this trust.

(4)

According to a Schedule 13G/A filed with the Securities and Exchange Commission on February 10, 2014, RWWM Inc. d/b/a Roseman Wagner Wealth Management, Scott P. Roseman and Aaron J. Wagner may be deemed to be the beneficial owners of 225,210 shares (including 2,087 shares owned by the RWWM Inc. 401k Profit Sharing Plan, 2,004 shares owned by Mr. Roseman and 448 shares owned by Mr. Wagner). According to the Schedule 13G/A, the address of RWWM Inc. and Messrs. Roseman and Wagner is 3260 Penryn Road, Suite 100, Loomis, California 95650.

(5)

According to a Schedule 13G filed with the Securities and Exchange Commission on February 7, 2012, Richard D. Esbenshade may be deemed to be the beneficial owner of 135,097 shares. According to the Schedule 13G, the address of Mr. Esbenshade is 355 South Grand Avenue, Los Angeles, California 90071.

(6)	26,150 of such shares are held by a pension plan of Mr. Salzman.

(7)	This figure eliminates double counting of 165,744 shares of the Guerin Family Trust, for which Mr. Guerin is a trustee and a beneficiary.

RATIFICATION OF APPOINTMENT OF THE COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Item 2 on the Proxy Card)

The audit committee of the Board of Directors has selected BDO USA, LLP (“BDO”) to serve as the Company’s independent registered public accounting firm for fiscal 2014. A representative of BDO is expected to be present at the Annual Meeting to make such statements as BDO may desire and to answer appropriate questions from shareholders.

Ratification of the appointment of BDO as the Company’s independent registered public accounting firm for the current fiscal year will require that the votes cast in favor of ratification exceed the votes cast against ratification. Abstentions have no effect on the outcome. Brokers and other nominees have the discretion under applicable rules to vote on the ratification of BDO when they have not received voting instructions from the beneficial owner on a timely basis.

Proxies given without instructions will be voted FOR ratification of BDO as the Company’s independent accountants.

CHANGE IN THE COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP (“Ernst & Young”) served as the Company’s independent registered public accounting firm during fiscal 2013. A representative of Ernst & Young is not expected to be present at the Annual Meeting.

The audit committee approved the dismissal of Ernst & Young as the Company’s independent registered public accounting firm, effective June 24, 2014.

The reports of Ernst & Young on the Company’s financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period, there have been no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference to the subject matter of such disagreement(s) in its report on the Company’s financial statements.

During the Company’s two most recent fiscal years and the subsequent interim period, there have been no reportable events of the kinds described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, except that Ernst & Young expressed an adverse opinion in its report on the Company’s internal control over financial reporting as of September 30, 2013 due to what Ernst & Young believes are material weaknesses with respect to non-routine transactions and processes and the segregation of duties and use of financial reporting information within the Company’s financial reporting system. The Company believes that its internal control over financial reporting was effective as of September 30, 2013. The audit committee has discussed this matter with Ernst & Young and has authorized Ernst & Young to respond fully to the inquiries of the Company’s successor independent registered public accounting firm.

On July 3, 2014, the Company engaged BDO as its independent registered public accounting firm. During the Company’s two most recent fiscal years and during the subsequent interim period prior to BDO’s engagement, neither the Company nor anyone acting on its behalf consulted BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

OTHER MATTERS REGARDING THE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

Ernst & Young, the Company’s former independent registered public accounting firm, billed aggregate fees of approximately $526,000 for professional services rendered for the audits of the Company’s fiscal 2013 financial statements and its internal control over financial reporting, and for the reviews of the financial statements included in the Company’s Forms 10-Q for fiscal 2013. Ernst & Young billed aggregate fees of approximately $169,300 for the same services in fiscal 2012, which did not include an audit of the Company’s internal control over financial reporting.

Audit-Related Fees

“Audit-related fees” include fees billed for assurance and related services that are reasonably related to the performance of the audit and not included in the “audit fees” mentioned above. There were no such fees billed by Ernst & Young in either fiscal 2013 or fiscal 2012.

Tax Fees

There were no fees billed by Ernst & Young in either fiscal 2013 or fiscal 2012 for tax compliance, tax advice or tax planning. The Company’s tax services are performed by a separate outside accounting firm.

All Other Fees

The “audit fees” mentioned above are the only fees billed by Ernst & Young in fiscal years 2013 and 2012.

Pre-Approval Policy

Pursuant to the rules and regulations of the Securities and Exchange Commission, before the Company’s independent registered public accounting firm is engaged to render audit or non-audit services, the engagement must be approved by the Company’s audit committee or entered into pursuant to a pre-approval policy. The audit committee has adopted a pre-approval policy, and it is attached as Appendix C to this proxy statement.

The policy requires the audit committee to specifically pre-approve each service that the Company’s independent auditor provides to the Company (including audit services, tax services and other services), with the exception of certain audit-related services that do not impair the firm’s independence. Generally, pre-approval under the policy is provided for a period of 12 months and relates to a particular category or group of services. Pre-approval fee levels for all services are also established periodically by the audit committee. To ensure prompt handling of unexpected matters, the chair of the audit committee has been delegated authority under the policy to amend or modify any pre-approved non-audit services and fees, with any such action to be reported to the full committee at its next scheduled meeting. The audit committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management or to the Board generally. The policy also contains a list of non-audit services which the Company’s independent auditor is prohibited from providing if the results of those services would be subject to audit procedures during the audit of the Company’s financial statements.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

(Item 3 on the Proxy Card)

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables the Company’s shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of Gerald L. Salzman, the Company’s only executive officer, as described in this proxy statement. The vote is not intended to address any specific item of his compensation, but rather his overall compensation, which the Company’s Board of Directors believes is very well deserved.

The Company is asking its shareholders to indicate their support for Mr. Salzman’s compensation as described earlier in this proxy statement in the section titled “Executive Compensation”. Accordingly, at the Annual Meeting, the shareholders are being asked to approve the following resolution:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of Mr. Salzman, as described in the Company’s proxy statement for the 2014 Annual Meeting of Shareholders.”

This so-called “say on pay” vote is advisory, and therefore not binding on the Company. However, the Board of Directors and the compensation committee value the opinions of the Company’s shareholders, and to the extent there is a significant vote against Mr. Salzman’s compensation, the compensation committee will evaluate whether any actions are necessary to address the reasons behind the vote.

Approval of the resolution will require a vote in favor of the resolution from a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions are the equivalent of a no vote, but broker non-votes will have no effect on the outcome. In 2011, the Company’s shareholders elected to hold this “say on pay” vote once every three years, and the last say on pay vote was taken at the Company’s 2011 Annual Meeting of Shareholders. Accordingly, the vote is being taken at this year’s Annual Meeting of Shareholders. It is anticipated that the next “say on pay” vote will occur at the Annual Meeting of Shareholders in 2017.

Proxies given without instructions will be voted FOR the resolution approving the Company’s executive compensation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and its executive officer and all persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The directors, executive officer and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms received by the Company and written representations from certain reporting persons, the Company believes that during fiscal 2013 all filing requirements were satisfied.

OTHER MATTERS

Other Business

The Board of Directors does not know of any matter to be presented at the Annual Meeting which is not listed in the notice of Annual Meeting and discussed above. If other matters should come before the meeting, however, the persons named in the form of proxy will vote in accordance with their best judgment.

Cost of Solicitation

The solicitation of proxies for the Annual Meeting will be made primarily by mail. The Company may reimburse persons holding shares in their names as custodians, nominees, or fiduciaries for expenses they may incur in obtaining instructions from beneficial owners of such shares.

Proposals of Security Holders

It is expected that the Company’s 2015 Annual Meeting will be held on or about February 4, 2015. Shareholders desiring to submit proposals for action at that meeting will be required to submit them to the Company on or before December 12, 2014, which is a reasonable time before the Company intends to mail its proxy statement for the 2015 Annual Meeting. Any such shareholder proposal must also be proper in form and substance, as determined in accordance with the Securities Exchange Act of 1934 and the rules and regulations promulgated there under.

Shareholders intending to present proposals from the floor of the 2015 Annual Meeting in compliance with Rule 14a-4 promulgated under the Securities Exchange Act of 1934, must notify the Company of such intentions before December 12, 2014. After such date, the Company’s proxy in connection with the 2015 Annual Meeting will confer discretionary authority on the Board to vote on any such proposals.

Annual Report to Shareholders

Enclosed with this Proxy Statement is the Annual Report of the Company for the year ended September 30, 2013.

Additional Information

If any person who was a beneficial owner of Common Stock of the Company on the record date for the Annual Meeting of Shareholders desires additional information, a copy of the Company’s Annual Report on Form 10-K will be furnished without charge upon receipt of a written request prior to the date of the Annual Meeting. The request should identify the person requesting the Report as a shareholder of the Corporation as of July 14, 2014. The exhibits of that Report will also be provided upon request and payment of copying charges. Requests should be directed to Mr. Gerald L. Salzman, Daily Journal Corporation, 915 E. 1st Street, Los Angeles, California 90012.

By Order of the Board of Directors

/s/ Michelle Stephens
Michelle Stephens
Secretary

DATED: July 25, 2014

APPENDIX A

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF

DAILY JOURNAL CORPORATION

CHARTER

I. PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors (the “Board”) of Daily Journal Corporation (the “Corporation”) in fulfilling its oversight responsibilities by reviewing (i) the Corporation’s financial reports, (ii) the Corporation’s systems of internal controls regarding finance, accounting, legal compliance and ethics that the Board and management have established, and (iii) the Corporation’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

●	Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system.

●	Select the Corporation’s independent accountants and review and appraise their audit efforts.

●	Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

●	Oversee the independence of the independent accountants.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

(a)	The Audit Committee shall be comprised of three or more directors as determined by the Board.

(b)

All members of the Audit Committee shall meet the independence requirements of the National Association of Securities Dealers, Inc., Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Securities Exchange Commission (the “Commission”).

(c)

The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

(d)

All members of the Audit Committee shall be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall be a “financial expert” as defined by the Commission. The Board will determine which member (or members) of the Audit Committee shall be designated as a “financial expert.”

(e)

When appropriate, the Audit Committee may designate one or more of its members to perform certain of its duties on its behalf, subject to such reporting to or ratification by the Audit Committee as the Audit Committee may direct.

III. MEETINGS

(a)	The Audit Committee shall meet as frequently as circumstances dictate.

(b)

As part of its job to foster open communication, the Audit Committee should meet at least annually with senior and financial management and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

(a)	Documents/Reports Review

1.	Review this Charter at least annually, and amend it as conditions dictate.

2.

Review the Corporation’s annual financial statements and any reports or other financial information prepared by the independent accountants. If deemed appropriate after such review, the Audit Committee shall recommend to the Board that the financial statements be included in the Corporation’s 10-K.

3.	Review the regular internal reports to senior management prepared by financial management and any responses to such reports.

4.	Review each 10-Q prior to its filing.

5.

Discuss with the independent accountants the Corporation’s quarterly financial statements prior to the filing of the Corporation’s 10-Q, including the results of the independent accountants’ review of the quarterly financial statements in accordance with Rule 10-01(d) of Regulation S-X.

6.

Review with financial management and the independent accountants those communications required to be communicated by the independent accountants by Statement of Accounting Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit.

7.

Prepare (i) the Audit Committee report required by the rules of the Commission to be included in the Corporation’s annual proxy statement and (ii) any disclosure required to be included in the Corporation’s public filings if the Audit Committee approves the performance of any non-audit services by the independent accountants.

(b)	Independent Accountants, Independent Counsel, and Other Advisers

8.	Have the authority to appoint, oversee, evaluate and, where appropriate, replace the independent accountants, who shall report directly and be accountable to the Audit Committee.

9.

Be directly responsible for approving the fees and other compensation to be paid to the independent accountants for the purpose of preparing or issuing an audit report or related work, and for oversight of their work (including resolution of any disagreements between management and the independent accountants regarding financial reporting).

10.

Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its independent accountants, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act.

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11.

Review reports from the independent accountants regarding (i) all critical accounting policies and practices to be used; (ii) alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of their use and the treatment preferred by the independent accountants; and (iii) other material written communications between the independent accountants and management, such as any management letter or schedule of unadjusted differences.

12.

Evaluate the qualifications and performance of the independent accountants and obtain and review a report from the independent accountants at least annually regarding (i) the independent accountants’ internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more audits carried out by the firm and (iii) any steps taken to deal with any such issues.

13.

On an annual basis, review and discuss with the independent accountants all significant relationships the independent accountants have with the Corporation to determine their continued independence. Also on an annual basis, the Audit Committee shall ensure its receipt from the independent accountants of a formal written statement delineating all relationships between the auditor and the Corporation, consistent with Independence Standards Board Standard No. 1. The Audit Committee will take, or recommend that the Board take, any other appropriate action to oversee the independence of the independent accountants.

14.

Monitor the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit, in each case at least once every five years (or more frequently, if required by law or regulation).

15.

Periodically consult with the independent accountants out of the presence of management about internal controls over financial reporting and the fullness and accuracy of the Corporation’s financial statements.

16.	Have the authority to engage independent counsel and other advisers, as it deems necessary to carry out its duties.

17.

Direct the Corporation to pay the amounts determined by the Audit Committee to be paid as compensation to the independent accountants for purposes of preparing or issuing an audit report and to any advisers employed by the Audit Committee.

(c)	Financial Reporting Processes and Controls

18.

In consultation with the independent accountants and financial management, review the integrity of the Corporation’s financial reporting processes and controls, both its internal controls over financial reporting and its external controls.

19.	Consider the independent accountants’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

20.	Consider and approve, if appropriate, changes to the Corporation’s auditing and accounting principles and practices as suggested by the independent accountants or financial management.

21.

Periodically review the Corporation’s system of internal controls over financial reporting and consider their effectiveness in ensuring that (i) records are maintained in reasonable detail and accurately and fairly reflect the transactions and disposition of the assets of the Corporation, (ii) there is reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Corporation are being made only in accordance with authorizations of managements and directors of the Corporation and (iii) there is reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Corporation’s assets that could have a material effect on the financial statements.

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22.

Review any disclosures made to the Audit Committee by the Corporation’s CEO and CFO during the certification process for the Corporation’s 10-Ks and 10-Qs about (i) any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein, (ii) any fraud involving management or other employees who have a significant role in the Corporation’s internal controls over financial reporting and (iii) any change in internal controls over financial reporting that has materially affected or is reasonably likely to materially affect, the Corporation’s internal controls over financial reporting.

(d)	Process Improvement

23.

Establish regular and separate systems of reporting to the Audit Committee by each of financial management and the independent accountants regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to the appropriateness of such judgments.

24.

Establish procedures for the receipt, retention, treatment and investigation of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

25.

Following completion of the annual audit, review separately with each of financial management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

26.	Review and resolve any disagreement among management and the independent accountants in connection with the preparation of the financial statements.

27.

Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices or controls have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)

28.

Oversee and enforce compliance by all directors, officers and employees with the Corporation’s Code of Ethics, and handle and investigate, as deemed appropriate, any reports of a known or suspected violation of the Code of Ethics.

29.	Review and approve any “related party transactions” that would be required to be disclosed pursuant to Commission Regulation S-K, Item 404.

30.	Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

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APPENDIX B

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF

DAILY JOURNAL CORPORATION

CHARTER

I.     PURPOSE

The Compensation Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) to discharge the Board’s responsibilities relating to compensation of the Chief Executive Officer (the “CEO”) and other executive officers (collectively, including the CEO, the “Executive Officers”) of Daily Journal Corporation (the “Company”). The Committee has overall responsibility for approving and evaluating all compensation plans, policies and programs of the Company as they affect the Executive Officers.

II.     COMPOSITION

The Committee shall consist of no fewer than three members. The members of the Committee shall meet the independence requirements of the NASDAQ Stock Market.

At least two members of the Committee also shall qualify as “outside” directors within the meaning of Internal Revenue Code Section 162(m) and as “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

The members of the Committee shall be appointed and may be replaced by the Board. The Board may also designate one of the Committee members as Committee Chairman.

III.    MEETINGS

The Committee shall meet as often as necessary to carry out its responsibilities. The Committee Chairman shall preside at each meeting. In there is not a Committee Chairman or the Committee Chairman is not present at a meeting, the Committee members present at that meeting shall designate one of the members as the acting chair of such meeting.

IV.   RESPONSIBILITIES AND DUTIES

1.

The Committee shall, at least annually, review and approve the annual base salaries and annual incentive opportunities of the Executive Officers. The CEO shall not be present during any Committee deliberations or voting with respect to his or her compensation.

2.

The Committee shall, periodically and as and when appropriate, review and approve the following as they affect the Executive Officers: (a) all other incentive awards and opportunities; (b) any employment agreements and severance arrangements; (c) any change-in-control agreements and change-in-control provisions affecting any elements of compensation and benefits; and (d) any special or supplemental compensation and benefits for the Executive Officers and individuals who formerly served as Executive Officers, including supplemental retirement benefits and the perquisites provided to them during and after employment.

3.

The Committee shall review and discuss the Compensation Discussion and Analysis (the “CD&A”) required to be included in the Company’s proxy statement and annual report on Form 10-K by the rules and regulations of the Securities and Exchange Commission (the “SEC”) with management, and, based on such review and discussion, determine whether or not to recommend to the Board that the CD&A be so included.

4.	The Committee shall produce the annual Compensation Committee Report for inclusion in the Company’s proxy statement in compliance with the rules and regulations promulgated by the SEC.

5.

The Committee shall monitor the Company’s compliance with the requirements under the Sarbanes-Oxley Act of 2002 relating to loans to directors and officers, and with all other applicable laws affecting employee compensation and benefits.

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6.

The Committee shall oversee the Company’s compliance with SEC rules and regulations regarding shareholder approval of certain executive compensation matters, including advisory votes on executive compensation and the frequency of such votes, and the requirement under the NASDAQ rules that, with limited exceptions, shareholders approve equity compensation plans.

7.	The Committee shall receive periodic reports on the Company’s compensation programs as they affect all employees.

8.	The Committee shall make regular reports to the Board.

9.

The Committee shall have the authority, in its sole discretion, to retain and terminate (or obtain the advice of) any adviser to assist it in the performance of its duties, but only after taking into consideration factors relevant to the adviser’s independence from management specified in NASDAQ Listing Rule 5605(d)(3). The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any adviser retained by the Committee, and shall have sole authority to approve the adviser’s fees and the other terms and conditions of the adviser’s retention. The Company must provide for appropriate funding, as determined by the Committee, for payment of reasonable compensation to any adviser retained by the Committee.

10.	The Committee may form and delegate authority to subcommittees as it deems appropriate.

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APPENDIX C

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF

DAILY JOURNAL CORPORATION

PRE-APPROVAL POLICY

I. STATEMENT OF PRINCIPLES

The Audit Committee of the Board of Directors (the “Board”) of Daily Journal Corporation (the “Corporation”) is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received pre-approval pursuant to this policy, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically review previously pre-approved services, based on subsequent determinations.

II. DELEGATION

To ensure prompt handling of unexpected matters, the Audit Committee delegates to the Chair of the Audit Committee the authority to amend or modify the list of pre-approved non-audit services and fees. The Chair will report action taken to the Audit Committee at its next scheduled meeting. The Audit Committee may also delegate pre-approval authority to one or more of its members who shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management or to the Board generally.

III. AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The independent auditor will provide the Audit Committee with an engagement letter and fee proposal outlining the scope and cost of the audit services proposed to be performed during the fiscal year. Once agreed to by the Audit Committee, the final engagement letter and fee proposal will be formally accepted. The Audit Committee will then approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Corporation structure or other matters.

The Audit Committee has granted pre-approval for other audit services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved (i) statutory audits or financial audits for subsidiaries or affiliates of the Corporation, (ii) services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents, etc.), and assistance in responding to SEC comment letters, and (iii) consultations by the Corporation’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard setting body (other than services that are “audit-related” services under SEC rules which have been separately pre-approved). Other audit services that reasonably could be performed by someone other than the independent auditor must be separately pre-approved by the Audit Committee.

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IV. AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved audit-related services related to (i) internal control reviews and assistance with internal control reporting requirements, (ii) consultations by the Corporation’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard setting body (other than services that are “audit” services under SEC rules which have been separately pre-approved), (iii) attest services not required by statute or regulation, and (iv) agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters. All other audit-related services must be separately pre-approved by the Audit Committee.

V. TAX SERVICES

It is the preference of the Audit Committee for tax services such as tax compliance, tax planning and tax advice to be performed by an accountant other than the independent auditor. However, if the Audit Committee believes that the independent auditor can provide tax services to the Corporation without impairing the auditor’s independence, and the Audit Committee desires to retain the independent auditor for tax services, those services must be specifically pre-approved by the Audit Committee. In no event will the Audit Committee permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.

VI ALL OTHER SERVICES

The Audit Committee may grant pre-approval to those permissible non-audit services classified as “all other” services that it believes are routine and recurring services, and would not impair the independence of the auditor.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

VIII. SUPPORTING DOCUMENTATION

With respect to each proposed pre-approved service, the independent auditor will be required to provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

IX. PROCEDURES

Except for the annual audit services engagement (the procedures for which are set forth in Section III above), all requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Executive Officer, and must include a joint statement as to whether, in their view, the request or application is permissible under all legal requirements and consistent with the SEC’s rules on auditor independence.

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PROXY

DAILY JOURNAL CORPORATION

The undersigned hereby appoints Charles T. Munger, J. P. Guerin and Gerald L. Salzman as proxyholders, each with the power to appoint his substitute; hereby authorizes them or any of them to represent and vote as designated below all the shares of common stock of Daily Journal Corporation held of record by the undersigned on July 14, 2014 at the Annual Meeting of Shareholders to be held on September 10, 2014 or any adjournment thereof; and hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated July 25, 2014.

1. Election of Directors             ☐   FOR all nominees listed below                   ☐   WITHHOLD AUTHORITY

   (except as marked to the contrary below)           to vote for all nominees listed below

Charles T. Munger, J.P. Guerin, Gerald L. Salzman, Peter D. Kaufman, Gary L. Wilcox

(To withhold authority for any individual nominee, strike a line through his name above.)

2. Ratification of appointment of BDO USA, LLP as the independent registered public accounting firm for fiscal year 2014

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. Advisory vote to approve executive compensation

☐ FOR	☐ AGAINST	☐ ABSTAIN

4. In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting.

(Please sign and date the Proxy on the reverse side)

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR proposals 1, 2 and 3. Unless otherwise specified, the proxyholders or their substitute may cast an equal number of votes for each nominee for director or cumulate such votes and distribute them among the nominees at the discretion of such proxyholders.

This Proxy is solicited on behalf of the Board of Directors of Daily Journal Corporation.

Dated: ______________________________________ Signature: ___________________________________ Signature: ___________________________________

Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.